Commitments and contingencies	12 Months Ended
Dec. 31, 2024
Commitments And Contingencies [Abstract]
Commitments and contingencies
5.33 Commitments and contingencies
As at December 31, 2024, there were €3.5 million of capital expenditure contracted, mainly related to manufacturing sites (December 31, 2023: €3.7 million). The contracts are all related to the finalization of the Almeida building in Scotland, the new manufacturing facility and production site for IXIARO and IXCHIQ and to manufacturing equipment in Sweden for DUKORAL production site.
As at December 31, 2024 there were €39.3 million related to R&D collaboration agreements These commitments include milestone payments depending on successful clinical development or meeting specific revenue targets. The amount disclosed represents the maximum that would be paid if all milestones achieved.
5.33.1 Other commitments, pledges and guarantees
The other commitments mainly relate to royalty payments and consist of:

	Year ended December 31,
in € thousand	2024	2023
Loans and grants	—	6
Royalties	6,025	6,798
OTHER COMMITMENTS	6,025	6,804
The pledges consist of:

	Year ended December 31,
in € thousand	2024	2023
Pledges on bank accounts	164,546	121,085
GUARANTEES AND PLEDGES	164,546	121,085
The stated pledges on cash at banks originate from the requirements of the D&O Loan Agreement which in addition is secured by substantially all of Valneva’s assets, including its intellectual property, and is guaranteed by the Company and certain of its subsidiaries. For more information about this loan agreement, please refer to Note 5.24.
5.33.2 Contingencies and litigations
Following the merger between the companies Vivalis SA and Intercell AG in 2013, certain former Intercell shareholders initiated legal proceedings before the Commercial Court of Vienna to request a revision of either the cash compensation paid to departing shareholders or the exchange ratio between Intercell and Valneva shares used in the merger.
In October 2021, Valneva received an opinion from a court-appointed expert regarding the exchange ratio. The expert confirmed the calculation used previously, but also recommended the calculation of safety margins. Additionally, the expert addressed the cash compensation paid to departing shareholders and recommended an increase in such compensation. The expert provided a supplemental opinion in April 2022, and the judicial committee in charge of the proceedings gave its opinion to the Commercial Court of Vienna in April 2023.
Nonetheless, the final outcome will depend on the court’s position on specific legal points and the Court has not made a final decision yet. The Company therefore assessed the probability of several scenarios and decided to hold a provision of €5.2 million to cover the reassessed risk and potential legal costs (December 31, 2023: €5.2 million).